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                                                                    EXHIBIT 1(D)



                       American General Delaware, L.L.C.

                              Preferred Securities
              guaranteed by, and convertible into Common Stock of,
                          American General Corporation

                             ______________________

                             Underwriting Agreement

                                                                          , 1995

To the Representatives of the
  several Underwriters named
  in the respective Pricing
  Agreements hereinafter described

Ladies and Gentlemen:

         From time to time American General Delaware, L.L.C., a Delaware limited liability company (the "Company"), and American General Corporation, a Texas corporation ("American General"), propose to enter into one or more Pricing Agreements (each, a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain preferred limited liability company interests in the Company (the "Preferred Securities"), which will be guaranteed on a limited basis by American General. The shares of Preferred Securities specified in Schedule II to such Pricing Agreement as firm shares are referred to as the "Firm Shares" with respect to such Pricing Agreement and the shares of Preferred Securities represented by such Pricing Agreement are referred to as the shares of "Designated Preferred Securities" with respect to such Pricing Agreement. If specified in such Pricing Agreement, the Company may grant the Underwriters the right to purchase at their election an additional number of shares of Preferred Securities, specified as provided in such Pricing Agreement as provided in Section 3 hereof (the "Optional Shares"). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively referred to as the "Designated Shares". The Designated Preferred Securities may be exchangeable into debt securities of American General (the "American General Debt Securities"), as specified in Schedule II to such Pricing Agreement, which are convertible into shares of Common Stock, par value $.50 per share, of American General (the "American General Common Stock") or into shares of Preferred Stock, par value $1.50 per share, of American General (the "American General Preferred Stock"), in each case as specified in such Pricing Agreement. The securities so specified, if any, are referred to in such
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Pricing Agreement as the "Designated American General Securities" with respect to such Pricing Agreement. The Designated Shares will be guaranteed by American General (to the extent set forth in the Prospectus (hereinafter defined) with respect to such Designated Shares (the "Guarantee")).

         The terms and rights of any particular issuance of Designated Shares shall be as specified in the Pricing Agreement relating thereto.

         1. Particular sales of Designated Shares may be made from time to time to the Underwriters of such Preferred Securities, for whom the firms designated as representatives of the Underwriters of such Preferred Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to issue or sell any of the Preferred Securities or as an obligation of any of the Underwriters to purchase any of the Preferred Securities. The obligation of the Company to issue and sell any of the Preferred Securities and the obligation of any of the Underwriters to purchase any of the Preferred Securities shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Shares, the maximum number of Optional Shares, if any, the initial public offering price of such Firm and Optional Shares or the manner of determining such price, the variable terms of the Designated Shares, including the terms on which and terms of the securities into which the Designated Shares will be convertible or exchangeable, the form of the Designated Shares, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the names of the Representatives of such Underwriters, the number of such Designated Shares to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Shares, if any, and payment therefor. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. Each of the Company and American General, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

                 (a) A registration statement on Form S-3 (Registration Nos. 33-58317, 33-58317-01, 33-58317-02) in respect of, among other securities, the Preferred Securities, the Guarantee, the American General Debt Securities, the American General Common Stock and the American General Preferred Stock has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or




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         transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including (i), if applicable, the information contained in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
         Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, but excluding Form T-1, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Preferred Securities, the Guarantee, the American General Debt Securities, the American General Common Stock and the American General Preferred Stock, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of American General filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                 (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and, when read together with the other information included or incorporated by reference in the Prospectus at such time, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto during the period during which delivery of a prospectus is required





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         in connection with the offering or sale of the Designated Shares, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and, when read together with the other information included or incorporated by reference in the Prospectus and any such further amendment or supplement thereto at the time such documents become effective or are filed with the Commission, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or American General by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented;

                 (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus during the period during which delivery of a prospectus is required in connection with the offering or sale of the Designated Shares will conform, in all material respects to the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto (in each case during the period during which delivery of a prospectus is required in connection with the offering and sale of the Designated Shares), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or American General by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;

                 (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development or event involving a prospective material adverse change, in the business, financial condition, shareholders' equity (without considering the effect of unrealized gains and losses on debt and equity securities classified as "available-for-sale" under Statement of Financial Accounting Standards (SFAS) No. 115) or results of operations of the Company or of American General and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, other than as set forth or contemplated in the Prospectus;

                 (e) The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification,





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         or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                 (f) The Company is not a party to or bound by any agreement or instrument other than this Agreement and the Amended and Restated Limited Liability Company Agreement, dated [to be dated] _______, 1995, of the Company (the "LLC Agreement"); and the Company has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and those described in the Prospectus as amended or supplemented;

                 (g) American General has been duly incorporated and is validly existing as a corporation under the laws of the State of Texas with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial properties, or conducts business, and where the failure so to qualify and be in good standing would have a material adverse effect on the business of American General and its subsidiaries taken as a whole; each consolidated subsidiary of American General the consolidated assets of which constitute 15 percent or more of the consolidated assets of American General (herein the "Selected Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial properties, or conducts business, and where the failure so to qualify and be in good standing would have a material adverse effect on the business of American General and its subsidiaries taken as a whole; and American General and each of its Selected Subsidiaries has all required authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (including, without limitation, each insurance commission having jurisdiction over American General or any insurance subsidiary of American General) to own or lease its properties and conduct its business as described in the Prospectus, except such authorizations, approvals, orders, licenses, certificates and permits which, if not obtained, would not have a material adverse effect on the business of American General and its subsidiaries taken as a whole, and neither American General nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business of American General and its subsidiaries taken as a whole;

                 (h) All of the issued and outstanding shares of capital stock of each of the Selected Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and (except for directors' qualifying shares) are owned directly or indirectly by American General, free and clear of all liens and encumbrances;

                 (i) All of the issued and outstanding limited liability company interests of the Company have been duly authorized and validly issued, are fully paid and non-assessable,





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         and (other than any Preferred Securities previously sold hereunder)
         are owned directly or indirectly by American General, free and clear of all liens and encumbrances, and conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented;

                 (j) The authorized, issued and outstanding capital stock of American General is as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to employee benefit plans or the exercise of convertible securities or options referred to in the Prospectus); and all of the issued and outstanding shares of capital stock of American General have been duly authorized and validly issued and are fully paid and nonassessable, and conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented;

                 (k) The Preferred Securities have been duly and validly authorized and, when the Firm Shares are issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares and, in the case of any Optional Shares, pursuant to the Over-allotment Options (as defined in Section 3 hereof) with respect to such Preferred Securities, such Designated Shares will be duly and validly issued and fully paid and nonassessable and will not be subject to preemptive or other similar rights; the Preferred Securities conform in all material respects to the description thereof contained in the Registration Statement and the Designated Shares will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Shares; and the Designated Shares will have the rights set forth in the LLC Agreement, and the terms of the Designated Shares are valid and binding on the Company;

                 (l) The shares of American General Common Stock issuable upon conversion of the American General Debt Securities or shares of American General Preferred Stock and the shares of American General Preferred Stock issuable upon conversion of the American General Debt Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the terms of the American General Debt Securities and the Indenture referred to below, will be duly and validly issued, fully paid and nonassessable and will conform in all material respects to the descriptions thereof contained in the Prospectus; and the holders of outstanding capital stock of American General are not entitled to preemptive or other rights afforded by American General to subscribe for the shares of American General Common Stock or the shares of American General Preferred Stock issuable upon conversion of the American General Debt Securities;

                 (m) The issue and sale of the Preferred Securities by the Company, the purchase of the American General Debt Securities by the Company, the exchange by the Company of American General Debt Securities for Preferred Securities, the conversion of American General Debt Securities for shares of American General Common Stock or shares of American General Preferred Stock, the compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, and the consummation of the other transactions contemplated herein and therein will not result in any violation of (i) the provisions of the Certificate of Formation of the Company or the LLC Agreement or (ii) to the best





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         knowledge of the Company, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, in any manner which, in the case of clause (ii), would have a material adverse effect on the business of the Company; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Preferred Securities by the Company, the purchase of the American General Debt Securities by the Company, the exchange by the Company of American General Debt Securities for Preferred Securities, the conversion of American General Debt Securities for shares of American General Common Stock or shares of American General Preferred Stock, or the consummation by the Company of the other transactions contemplated by this Agreement or any Pricing Agreement or any Over-allotment Option, except such as have been, or will have been prior to each Time of Delivery (as defined in Section 4 hereof), obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or insurance laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters;

                 (n) The issue and sale of the Preferred Securities by the Company, the issue by American General of the Guarantee, the issue and sale by American General of the American General Debt Securities, the exchange by the Company of American General Debt Securities for Preferred Securities, the conversion of American General Debt Securities for shares of American General Common Stock or shares of American General Preferred Stock, the conversion of American General Preferred Stock for American General Common Stock, the issue by American General of the shares of American General Common Stock issuable upon conversion of the American General Debt Securities or shares of American General Preferred Stock, the issue by American General of the shares of American General Preferred Stock issuable upon conversion of the American General Debt Securities, the compliance by each of the Company and American General with all of the provisions of this Agreement, any Pricing Agreement, each Over-allotment Option, if any, the Guarantee, the American General Debt Securities and the Indenture, and the consummation of the other transactions contemplated herein and therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument for money borrowed to which American General or any of the Selected Subsidiaries is a party or by which American General or any of the Selected Subsidiaries is bound or to which any of the property or assets of American General or any of the Selected Subsidiaries is subject, or (ii) result in any violation of (x) the provisions of the Restated Articles of Incorporation, as amended, or the Amended and Restated Bylaws of American General or (y) to the best knowledge of American General, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over American General or any of the Selected Subsidiaries or any of their properties, in any manner which, in the case of clauses (i) and
         (ii)(y), would have a material adverse effect on the business of American General and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue by American General of the Guarantee, the issue and sale by American General of the American General Debt Securities, the exchange by the Company of American General Debt Securities for





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         Preferred Securities, the conversion of American General Debt
         Securities for shares of American General Common Stock or shares of American General Preferred Stock, the conversion of American General Preferred Stock for American General Common Stock, the issue by American General of the shares of American General Common Stock issuable upon conversion of the American General Debt Securities or shares of American General Preferred Stock, the issue by American General of the shares of American General Preferred Stock issuable upon conversion of the American General Debt Securities or the consummation by American General of the other transactions contemplated by this Agreement, any Pricing Agreement or Over-allotment Option, the Indenture or the Guarantee, except such as have been, or will have been prior to each Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or insurance laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters;

                 (o) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company, American General or any of the Selected Subsidiaries is a party or of which any property of the Company, American General or any of the Selected Subsidiaries is the subject, which, individually or in the aggregate, are expected to have a material adverse effect on the business, financial condition or results of operations of the Company or of American General and its subsidiaries taken as a whole; and, to the best of the Company's and American General's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                 (p) Neither the Company nor American General is and, after giving effect to the issue and sale of the Preferred Securities and the American General Debt Securities, respectively, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                 (q) The American General Debt Securities have been duly and validly authorized and, when executed and authenticated pursuant to the Indenture, dated [to be dated] as of ________, 1995 (the "Indenture"), between American General and Chemical Bank, as trustee (the "Trustee"), and issued and delivered against payment therefor as contemplated by this Agreement and the Pricing Agreement with respect to the Designated Shares, will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of American General, enforceable against American General in accordance with their terms and entitled to the benefits of the Indenture, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly and validly authorized by American General and, when duly executed and delivered by American General, will constitute a valid and legally binding instrument of American General, enforceable against American General in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act; and the American





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         General Debt Securities and the Indenture will conform in all material respects with the descriptions thereof contained in the Prospectus as amended or supplemented;

                 (r) The Guarantee has been duly and validly authorized by American General and, when executed and delivered by American General as contemplated by this Agreement, will have been duly executed, issued and delivered and will constitute a valid and legally binding obligation of American General, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Guarantee conforms in all material respects with the description thereof contained in the Prospectus;

                 (s) The LLC Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the LLC Agreement conforms in all material respects to the description thereof contained in the Prospectus;

                 (t) Neither the Company or American General nor any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

                 (u) Neither the Company nor American General has taken or will take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in a violation of the provisions of Rule 10b-6 or Rule 10b-7 under the Exchange Act.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Shares and the authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the same terms as the Firm Shares, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company, given within a period specified in such Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

         The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable





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to such Designated Shares shall be, in each case, the number of Optional Shares which the Company has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Shares to be so added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Shares set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Shares which the Underwriters elect to purchase.

         As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Designated Shares will be used by the Company to purchase the American General Debt Securities, American General hereby agrees to pay at each Time of Delivery to the Representatives, for the accounts of the several Underwriters, an amount per share specified in the applicable Pricing Agreement for the Designated Shares to be delivered hereunder at such Time of Delivery.

         4. The Firm Shares and the Optional Shares to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, shall be delivered by or on behalf of the Company to the Representatives, through the facilities of The Depository Trust Company ("DTC"), for the account of each such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company, or, if set forth in such Pricing Agreement, wire transfer to the account specified by the Company in the funds specified in such Pricing Agreement, (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing (such time and date being herein called the "First Time of Delivery") and (ii) with respect to the Optional Shares, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing (such time and date, if not the First Time of Delivery, being herein called the "Second Time of Delivery"). Each such time and date for delivery is herein called a "Time of Delivery".

         At each Time of Delivery, American General will pay, or cause to be paid, the compensation payable at such Time of Delivery to the Underwriters under Section 3 hereof in the same funds and manner as the purchase price for the Designated Shares to be paid by the Underwriters to the Company (any such certified or official bank check or checks to be payable to the order of the Representatives and any such wire transfer to be to the account specified by the Representatives).

         5. Each of the Company and American General, jointly and severally, agrees with each of the Underwriters of any Designated Shares:

                 (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Shares in a form reasonably approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act within the time period prescribed under Rule 424(b) or Rule 430(a)(3), as the case may be, under the Act; except as otherwise required by law, to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Shares and prior to any Time of Delivery for such Designated Shares which shall be reasonably disapproved by the Representatives for such Designated Shares promptly after reasonable notice thereof; for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Shares, to file promptly all reports and any definitive proxy or information statements required to be filed by American General or the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed or transmitted for filing with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to such Designated Shares, of the suspension of the qualification of such Designated Shares, the Guarantee, the American General Debt Securities, the American General Common Stock, or the American General Preferred Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to such Designated Shares, or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                 (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Preferred Securities, the Guarantee, the American General Debt Securities, the shares of American General Common Stock issuable upon conversion of the American General Debt Securities or the American General Preferred Stock and the shares of American General Preferred Stock issuable upon the conversion of the American General Debt Securities for offering and sale under the securities and insurance laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws to the extent necessary to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Preferred Securities; provided, however, that in connection therewith neither the Company nor American General shall be required to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction;

                 (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the applicable Designated Shares, the Guarantee, the American General Debt Securities, the American General Common Stock or the American General Preferred Stock and if at such time any event shall have occurred or condition exist as a result of which the Prospectus, as it may then be amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period, in the opinion of the Representatives or American General, to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives of such event, condition, filing, amendment or supplement and upon the Representative's request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                 (d) In the case of American General, to make generally available to its security holders as soon as practicable, but in any event not later than 90 days following the close of the period covered thereby, an earnings statement, covering a twelve-month period beginning not later than the first day of American General's fiscal quarter next following the "effective date" (as defined in Rule 158(c) under the Act) of the Registration Statement, of American General and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including Rule 158);

                 (e) During the period beginning from the date of the Pricing Agreement relating to the applicable Designated Shares and continuing to and including the date which is 90 days after the date of such Pricing Agreement, not to offer, sell, contract to sell or otherwise dispose of any shares of American General Common Stock, any shares of American General Preferred Stock, any other shares of capital stock of American General, or any other securities convertible into or exercisable or exchangeable for American General Common Stock, American General Preferred Stock or any such capital stock, other than the applicable Designated Shares, the American General Debt Securities, or shares of American General Common Stock or American General Preferred Stock issued or delivered upon conversion or exchange of the American General Debt Securities, securities issued or delivered upon conversion, exchange, or exercise of any other securities of American General outstanding on the date of such Pricing Agreement, securities issued pursuant to American General's stock option or other benefit or incentive plans maintained for its officers, directors or employees, securities issued by American General in connection with mergers, acquisitions or similar transactions, or common limited liability company interests of the Company issued to American General or any wholly-owned subsidiary thereof in connection with the sale of the Optional Shares, without the prior consent of the Representatives;

                 (f) To use the net proceeds received by it from the sale of the applicable Designated Shares and the American General Debt Securities as contemplated in this Agreement in the manner specified in the Prospectus as amended or supplemented under the caption "Use of Proceeds";

                 (g) To use its best efforts to list, subject to notice of issuance, (i) the applicable Designated Shares, (ii) the American General Debt Securities, upon any distribution thereof to holders of such Designated Shares, and (iii) any shares of American General Preferred Stock issued upon conversion of the American General Debt Securities, in each case, on the Exchange;

                 (h) In the case of American General, to issue and deliver the Guarantee and the American General Debt Securities concurrently with the issuance and sale of the applicable Designated Shares; and

                 (i) In the case of American General, to reserve and keep available at all times, free of preemptive and other similar rights, shares of American General Common Stock and shares of American General Preferred Stock for the purpose of enabling American General to satisfy any obligation to issue shares of American General Common Stock and American General Preferred Stock upon conversion of the American General Debt Securities or American General Preferred Stock, as applicable.


         6. Each of the Company and American General jointly and severally covenants and agrees with the several Underwriters to pay or cause to be paid the following: (i) the fees, disbursements and expenses of their counsel and accountants in connection with the registration under the Act of the Preferred Securities, the Guarantee, the American General Debt Securities, the American General Common Stock and the American General Preferred Stock issuable upon conversion of the American General Debt Securities and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, the LLC Agreement, the Indenture, the American General Debt Securities, the Guarantee, any Blue Sky survey(s), closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Preferred Securities; (iii) all expenses in connection with the qualification of the Preferred Securities, the Guarantee, the American General Debt Securities, the American General Common Stock and the American General Preferred Stock for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any fees charged by securities rating services for rating the Preferred Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Preferred Securities; (vi) any fees and expenses in connection with listing on one or more securities exchanges and under the Exchange Act of the Preferred Securities and, if applicable, any American General Debt Securities distributed to holders of the Preferred Securities and any shares of American General Preferred Stock issued upon conversion of the American General Debt Securities; (vii) the cost of preparing certificates, if any, for the Preferred Securities, the American General Debt Securities, any shares of American General Common Stock and any shares of American General Preferred Stock; (viii) the cost and charges of any transfer agent or registrar or dividend disbursing agent; (ix) the cost of qualifying the Preferred Securities, the American General Common Stock, the American General Preferred Stock and the American General Debt Securities with The Depository Trust Company; (x) the cost and charges of the Conversion Agent;
(xi) the fees and expenses of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the American General Debt

Securities; and (xii) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and disbursements of their own counsel, transfer taxes on resale of any of the Preferred Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Shares under the Pricing Agreement relating to such Designated Shares shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties of the Company and American General in or incorporated by reference in such Pricing Agreement are, at and as of each Time of Delivery for such Designated Shares, true and correct, the condition that the Company and American General shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

                 (a) The Prospectus as amended or supplemented in relation to such Designated Shares shall have been filed with the Commission pursuant to Rule 424(b) [and Rule 430A(a)(3)] within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                 (b) Brown & Wood, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Shares, with respect to the incorporation of American General and the organization of the Company, the validity of the Designated Shares and the American General
         Debt Securities being delivered at each Time of Delivery and with respect to the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters (in rendering such opinion or opinions, Brown & Wood may rely as to matters of Texas Law upon the opinions of Vinson & Elkins L.L.P. (or other counsel licensed to practice in the State of Texas) and of the General Counsel of American General referred to in subsections 7(c) and 7(d), respectively);

                 (c) Vinson & Elkins L.L.P., counsel for the Company and American General, or such other counsel satisfactory to the Representatives as shall be indicated in the applicable Pricing Agreement, shall have furnished to the Representatives their written opinion, dated each Time of Delivery for such Designated Shares, in form and substance satisfactory to the Representatives, to the effect that:

                 (i) The Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of Delaware and has the limited liability company power under the Delaware Limited Liability Company Act (the

         "Delaware Act") and the LLC Agreement necessary to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                 (ii) All of the issued and outstanding Common Securities of the Company have been duly authorized and validly issued, are fully paid and, except as described in the Prospectus as amended or supplemented, nonassessable, are not subject to preemptive or other similar rights, conform in all material respects to the descriptions thereof contained in the Prospectus as amended or supplemented, and are owned directly or indirectly by American General, free and clear of all liens and encumbrances; the Designated Shares being delivered at such Time of Delivery have been duly authorized, and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and (subject to the obligation of the holders of such Designated Shares to repay any funds wrongfully distributed to them) nonassessable preferred limited liability company interests in the Company and such Designated Shares will conform in all material respects to the descriptions thereof contained in the Prospectus, as amended or supplemented; and the shares of American General Common Stock issuable upon conversion of the American General Debt Securities or shares of American General Preferred Stock and the shares of American General Preferred Stock issuable upon conversion of the American General Debt Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the American General Debt Securities and the Indenture, will be duly and validly issued, fully paid and nonassessable and will not be subject to preemptive or other similar rights, and will conform in all material respects to the descriptions of the American General Common Stock and American General Preferred Stock contained in the Prospectus as amended or supplemented;

                 (iii) The Company has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause (iii) upon opinions of local counsel and in respect of matters of fact upon certificates of public officials or officers of American General, provided that such counsel shall state that they believe that they are justified in so relying upon such opinions and certificates);

                 (iv) This Agreement and the Pricing Agreement with respect to the applicable Designated Shares have been duly authorized, executed and delivered by each of the Company and American General;

                 (v) The issue and sale by the Company of the Designated Shares being delivered at such Time of Delivery, the purchase by the Company of the American General Debt Securities being purchased at such Time of Delivery, the exchange by the Company of American General Debt Securities for such Designated Shares, the conversion of the American General Debt Securities for shares of American General Common Stock or shares of American General Preferred Stock, the compliance by the Company with all of the provisions of this Agreement and the Pricing Agreement with respect to such Designated Shares and the related Over-allotment Option, if any, and the consummation of the other transactions contemplated herein and therein will not result in any violation of the provisions of the Certificate of Formation of the Company or the LLC Agreement or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties (other than any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties solely as a result of the Company's affiliation with American General or its subsidiaries); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale by the Company of the Designated Shares being delivered at such Time of Delivery, the purchase by the Company of the American General Debt Securities, the exchange by the Company of American General Debt Securities for such Designated Shares, the conversion of American General Debt Securities into shares of American General Common Stock or shares of American General Preferred Stock, or the consummation by the Company of the other transactions contemplated by this Agreement, such Pricing Agreement or the related Over-allotment Option, if any, other than any such consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body having jurisdiction over the Company or any of its properties solely as a result of the Company's affiliation with American General or its subsidiaries and except such as have been obtained prior to such Time of Delivery under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or insurance laws in connection with the purchase and distribution of the Designated Shares by the Underwriters;

                 (vi) The statements set forth in the Prospectus as amended or supplemented under the captions "Description of the Preferred Securities," "Description of the Guarantees," "Description of the Junior Subordinated Debentures," "Description of American General Preferred Stock," and "Description of American General Common Stock", and any similar caption in the Prospectus as amended or supplemented with respect to the Designated Shares, insofar as they purport to constitute a summary of the terms of the Preferred Securities (including the Designated Shares), the Guarantee, the American General Debt Securities, the American General Preferred Stock and the American General Common Stock, respectively, are accurate summaries in all material respects and fairly present the information set forth therein;

                 (vii)    Such counsel confirms their opinion filed as Exhibit
         8.1 to the Registration Statement;

                 (viii) The American General Debt Securities have been duly and validly authorized and, when executed and authenticated pursuant to the Indenture and issued and delivered against payment therefor as contemplated by this Agreement and the applicable Pricing Agreement, will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of American General, enforceable against American General in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be entitled to the benefits provided by the Indenture; the American General Debt Securities are in the form authorized in or pursuant to the Indenture; the Indenture has been duly authorized, executed and delivered by American General and constitutes a valid and legally binding instrument of American General, enforceable against American General in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act; and the American General Debt Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus as amended or supplemented;

                 (ix) The Guarantee has been duly and validly authorized by American General and, when executed and delivered as contemplated by this Agreement, will have been duly executed, issued and delivered and will constitute a valid and legally binding obligation of American General, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Guarantee conforms in all material respects to the description thereof contained in the Prospectus as amended or supplemented;

                 (x) The LLC Agreement has been duly and validly authorized, executed and delivered by American General and American General Delaware Management Corporation and constitutes a valid and legally binding agreement of American General and American General Delaware Management Corporation, enforceable against American General and American General Delaware Management Corporation in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the LLC Agreement conforms in all material respects to the description thereof contained in the Prospectus as amended or supplemented;

                 (xi) Neither the Company nor American General is and, after giving effect to the issue and sale of the applicable Designated Shares and the American General Debt Securities, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

                 (xii) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, appeared on their face to comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

                 (xiii) The Registration Statement and the Prospectus as amended or supplemented, and any further amendments and supplements thereto made by American General or the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), each appears on its face to comply as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the respective rules and regulations thereunder; although such counsel has not independently verified and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (vi) of this Section 7(c), such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company or American General prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company or American General prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company or American General prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (d)      The General Counsel or the Associate General Counsel
         - Corporate/Finance of the Company shall have furnished to the Representatives his or her written opinion, dated each Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

                 (i) American General has been duly incorporated and is validly existing as a corporation in good standing under the laws of Texas, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                 (ii) The authorized, issued and outstanding capital stock of American General is as set forth in the Prospectus as amended or supplemented (except for subsequent issuances, if any, pursuant to employee benefit plans or the exercise of convertible securities or options referred to in the Prospectus); and all of the issued and outstanding shares of capital stock of American General have been duly authorized and validly issued, are fully paid and nonassessable and are not subject to preemptive or other similar rights;

                 (iii) American General has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, and where the failure so to qualify and be in good standing would have a material adverse effect on the business of American General and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause (iii) upon opinions of local counsel and in respect of matters of fact upon certificates of public officials or officers of American General, provided that such counsel shall state that he or she believes that he or she is justified in so relying upon such opinions and certificates);

                 (iv) Each of the Selected Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; to the knowledge of such counsel, each of the Selected Subsidiaries has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial properties, or conducts business, and where the failure to so qualify would have a material adverse effect on the business of American General and its subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each Selected Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and (except for directors' qualifying shares) are owned, directly or indirectly, by American General, free and clear of all liens and encumbrances; and, to the knowledge of such counsel, American General and each of the Selected Subsidiaries has all required authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (including, without limitation, each insurance commission having jurisdiction over American General or any insurance subsidiary of American General) to own or lease its properties and to conduct its business as described in the Prospectus as amended or supplemented, except such authorizations, approvals, orders, licenses, certificates and permits which, if not obtained, would not have a material adverse effect on the business of American General and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause (iv) upon opinions (in form and substance satisfactory to the Representatives) of local counsel and of counsel for the Selected Subsidiaries, such counsel being acceptable to counsel for the Underwriters, copies of which shall be furnished to the Representatives; and in respect of matters of fact upon certificates of officers of American General or the Selected Subsidiaries, provided that such counsel shall state that he or she believes that he or she is justified in relying upon such opinions and certificates);

                 (v) To the best knowledge of such counsel, there are no legal or governmental proceedings pending or threatened of a character which are required to be disclosed in the Registration Statement and Prospectus, other than as disclosed therein; to the best knowledge of such counsel, there are no contracts, indentures, mortgages, deeds of trust, loan agreements or other documents of a character required to be described in the Registration Statement or Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required;

                 (vi) The issue and sale by the Company of the Designated Shares being delivered at such Time of Delivery, the purchase by the Company of the American General Debt Securities being purchased at such Time of Delivery, the exchange by the Company of American General Debt Securities for such Designated Shares, the conversion of the American General Debt Securities for shares of American General Common Stock or shares of American General Preferred Stock, the compliance by the Company with all of the provisions of this Agreement and the Pricing Agreement with respect to such Designated Shares and the related Over-allotment Option, if any, and the consummation of the other transactions contemplated herein and therein will not result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties solely as a result of the Company's affiliation with American General or its subsidiaries, which violation would have a material adverse effect on the business, financial condition, shareholders' equity or results of operations of American General and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale by the Company of the Designated Shares being delivered at such Time of Delivery, the purchase by the Company of the American General Debt Securities, the exchange by the Company of American General Debt Securities for such Designated Shares, the conversion of American General Debt Securities for shares of American General Common Stock or shares of American General Preferred Stock, or the consummation by the Company of the other transactions contemplated by this Agreement, such Pricing Agreement or the related Over-allotment Option, if any, solely as a result of the Company's affiliation with American General or its subsidiaries, except such as have been obtained prior to such Time of Delivery under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or insurance laws in connection with the purchase and distribution of the Designated Shares by the Underwriters; and

                 (vii) The issue and sale by the Company of the Designated Shares being delivered at such Time of Delivery, the issue by American General of the Guarantee, the issue and sale by American General of the American General Debt Securities, the exchange by the Company of American General Debt Securities for such Designated Shares, the conversion of the American General Debt Securities into shares of American General Common Stock or shares of American General Preferred Stock, the conversion of American General Preferred Stock into American General Common Stock, the issue by American General of the shares of American General Common Stock issuable upon conversion of the American General Debt Securities or shares of American General Preferred Stock, the issue by American General of the shares of American General Preferred Stock issuable upon conversion of the American General Debt Securities, the compliance by each of the Company and American General with all of the provisions of this Agreement and the Pricing Agreement with respect to such Designated Shares and the related Over-allotment Option, if any, the Guarantee, the American General Debt Securities and the Indenture and the consummation of the other transactions contemplated herein and therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument for money borrowed known to such counsel to which American General or any of the Selected Subsidiaries is a party or by which American General or any of the Selected Subsidiaries is bound or to which any of the property or assets of American General or any of the Selected Subsidiaries is subject or (ii) result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or the Amended and Restated Bylaws of American General or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over American General or any of the Selected Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue by American General of the Guarantee, the issue and sale by American General of the American General Debt Securities, the exchange by the Company of American General Debt Securities for such Designated Shares, the conversion of American General Debt Securities into shares of American General Common Stock or shares of American General Preferred Stock, the conversion of American General Preferred Stock into American General Common Stock, the issue by American General of the shares of American General Common Stock issuable upon conversion of the American General Debt Securities or shares of American General Preferred Stock, the issue by American General of the shares of American General Preferred Stock issuable upon conversion of the American General Debt Securities, or the consummation by American General of the other transactions contemplated by this Agreement, such Pricing Agreement or the related Over-allotment Option, if any, the Indenture or the Guarantee, except such as have been obtained prior to such Time of Delivery under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or insurance laws in connection with the purchase and distribution of such Designated Shares by the Underwriters;

                 (e) On the date of the Pricing Agreement relating to the applicable Designated Shares (but at a time prior to the execution of such Pricing Agreement) and at each Time of Delivery for such Designated Shares, the independent accountants of American General who have certified the financial statements of American General and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

                 (f) Since the date of the Pricing Agreement relating to the applicable Designated Shares and since the respective dates as of which information is given in the Prospectus as amended prior to the date of such Pricing Agreement, there shall not have been any change, or any development or event involving a prospective change, in the business, financial condition, shareholders' equity or results of operations of the Company or of American General and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, the effect of which is, in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of such Designated Shares on the terms and in the manner contemplated in the Prospectus as amended relating to such Designated Shares;

                 (g) On or after the date of the Pricing Agreement relating to the applicable Designated Shares no downgrading shall have occurred in the rating accorded such Designated Shares or any of American General's debt securities or preferred stock, or in the financial strength or claims paying ability rating accorded any of American General's Selected Subsidiaries which is an insurance company, by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act;

                 (h) On or after the date of the Pricing Agreement relating to the applicable Designated Shares there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange or any other exchange on which application shall have been made to list such Designated Shares; (ii) a suspension or material limitation in trading in such Designated Shares or any of American General's securities on the Exchange or any other national securities exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iv) an outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (h), in the reasonable judgment of the Representatives, makes it impracticable to proceed with the public offering or the delivery of the Firm Shares or Optional Shares or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to such Designated Shares;

                 (i) The Designated Shares, at each Time of Delivery, shall have been duly listed, subject to notice of issuance, on the Exchange; and

                 (j) The Company and American General shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Shares certificates of the Company and American General, satisfactory to the Representatives, signed by the Chairman, the President or a Vice President of American General, as to the accuracy of the representations and warranties of the Company and American General herein at and as of such Time of Delivery, as to the performance by the Company and American General of all of its respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and
         (f) of this Section and as to such other matters as the Representatives may reasonably request.

         8. (a) The Company and American General, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, as incurred, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Preferred Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, preparing for or defending against any such action or claim, commenced or threatened; provided, however, that neither the Company nor American General shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Preferred Securities, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented; and provided further that neither the Company nor American General shall be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Designated Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (excluding documents incorporated by reference therein) in any case where such delivery is required by the Act if the Company or American General has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission or alleged untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented).

         (b) Each Underwriter will indemnify and hold harmless the Company and American General against any losses, claims, damages or liabilities, as incurred, to which the Company or American General may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Preferred Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Preferred Securities, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company and American General by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and American General for any legal or other expenses reasonably incurred by the Company or American General in connection with investigating, preparing for or defending against any such action or claim commenced or threatened.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement or threat of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify such indemnifying party in writing of the commencement or threat thereof; but the omission so to notify such indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be commenced or threatened against any indemnified party and it shall notify the indemnifying party of the commencement or threat thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish and so elect within a reasonable time after receipt of such notification, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party and it being understood that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (provided that local counsel may be retained to the extent necessary) for all such indemnified parties (treating the indemnified party and the persons referred to in subsection (e) below to which the provisions of this Section 8 shall extend as a single indemnified party for such purpose)), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and American General on the one hand and the Underwriters of the Designated Shares on the other hand from the offering of the Designated Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above or is not entitled to receive the indemnification provided for in subsection (a) above because of the second proviso thereof, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and American General on the one hand and the Underwriters of the Designated Shares on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and American General on the one hand and such Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and American General on the one hand or such Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, including, with respect to any Underwriter, the extent to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any Preliminary Prospectus result from the fact that such Underwriter sold Designated Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act, if either the Company or American General has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability results from an untrue statement or omission or alleged untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented). The Company, American General and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Shares in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Preferred Securities and not joint.

         (e)     The obligations of the Company and American General under this
Section 8 shall be in addition to any liability which the Company and American General may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and American General and to each person, if any, who controls the Company and American General within the meaning of the Act.

         9.      (a)      If any Underwriter shall default in its obligation to
purchase the Firm Shares or Optional Shares which it has agreed to purchase under the Pricing Agreement relating to such Designated Shares, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Firm Shares or Optional Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Shares or Optional Shares, as the case may be, then the Company and American General shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Firm Shares or Optional Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company and American General that they have so arranged for the purchase of such Firm Shares or Optional Shares, or the Company and American General notify the Representatives that either the Company or American General have so arranged for the purchase of such Firm Shares or Optional Shares, the Representatives or the Company and American General shall have the right to postpone the applicable Time of Delivery for such Firm Shares or Optional Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company and American General agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter," as used in this Agreement and the applicable Pricing Agreement, shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company and American General as provided in subsection (a) above, the aggregate number of such Firm Shares or Optional Shares which remains unpurchased does not exceed ten percent of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, then the Company and American General shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Firm Shares or the Over-allotment Option relating to such Optional Shares, as the case may be, and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement or Over-allotment Option) of the Firm Shares or Optional Shares, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company and American General as provided in subsection (a) above, the aggregate number of Firm Shares or Optional Shares, as the case may be, which remains unpurchased exceeds ten percent of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company and American General shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Shares or the Over-allotment Option relating to such Optional Shares, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or American General, except for the expenses to be borne by the Company, American General and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and American General and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or American General, or any officer or director or controlling person of the Company or American General, and shall survive delivery of and payment for the Preferred Securities.

         11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, neither the Company nor American General shall then be under any liability to any Underwriter with respect to the Firm Shares or Optional Shares with respect to which such Pricing Agreement or Over-allotment Option shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason Designated Shares are not delivered by or on behalf of the Company or American General as provided herein, the Company and American General, jointly and severally, will reimburse the Underwriters through the Representatives for all reasonable out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Designated Shares, but the Company or American General shall then be under no further liability to any Underwriter with respect to such Designated Shares except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, the Representatives of the Underwriters of Designated Shares shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the applicable Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission if promptly confirmed in writing, to the address of the Representatives as set forth in the applicable Pricing Agreement; and if to the Company or American General shall be delivered or sent by mail, telex or facsimile transmission if promptly confirmed in writing to the address of American General set forth in the Registration Statement, Attention: Treasurer; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and American General by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement and the Pricing Agreement relating to the applicable Designated Shares shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, American General and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and American General and each person who controls the Company, American General or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Preferred Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14.     Time shall be of the essence of each Pricing Agreement.

         15. This Agreement and each Pricing Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed in such State.

         16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.


                                         Very truly yours,

                                         American General Delaware, L.L.C.
                                         By:  American General Delaware
                                                Management Corporation, as
                                                Managing Member



                                         By: . . . . . . . . . . . . . . . . .
                                             Name:
                                             Title:

                                         American General Corporation

                                         By: . . . . . . . . . . . . . . . . .
                                             Name:
                                             Title:

                                                                         ANNEX I
                               Pricing Agreement



[Name of Representative]
[Name(s) of Co-Representative(s),]
     As Representatives of the several
     Underwriters named in Schedule I hereto, c/o [Name of Representative]
[Representative's Address]

                                                                          , 19..
Ladies and Gentlemen:

         American General Delaware, L.L.C., a Delaware limited liability company (the "Company"), and American General Corporation, a Texas corporation ("American General"), propose, subject to the terms and conditions stated
herein and in the Underwriting Agreement, dated .......... , 1995 filed as an exhibit to the registration statement filed by the Company and American General on Form S-3 (Nos. 33-58317, 33-58317-01, and 33-58317-02) and attached hereto
(the "Underwriting Agreement"), to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") the Preferred Securities specified in
Schedule II hereto (the "Designated Shares" consisting of Firm Shares and any Optional Shares the Underwriters elect to purchase).

         The Designated Preferred Securities are exchangeable into American General Debt Securities as specified in Schedule II hereto, which are in turn convertible into shares of American General Common Stock or American General Preferred Stock, as specified in Schedule II hereto. The Designated Shares will be guaranteed by American General on a limited basis as to the payment of dividends and as to payments on redemption or liquidation (the "Guarantee").

         Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented with respect to the Designated Shares which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Shares pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Shares, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Shares as to which such option shall have been exercised.

         The Company hereby grants to each of the Underwriters the right to purchase at their option up to the number of Optional Shares set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the preceding paragraph for the sole purpose of covering over-allotments, if any, in the sale of the Firm Shares. Any such option to purchase Optional Shares may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

         If the foregoing is in accordance with your understanding, please sign and return to us one counterpart hereof for the Company and one for American General, one for each of the Representatives and one for each counsel, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company and American General. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and American General for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.


                                        Very truly yours,

                                        American General Delaware, L.L.C.
                                        By:  American General Delaware
                                                Management Corporation, as
                                                Managing Member


                                        By:
                                           -----------------------------------
                                            Name:
                                            Title:

                                        American General Corporation


                                        By:
                                           -----------------------------------
                                            Name:
                                            Title:


Accepted as of the date hereof:

[Name of Representative]
[Name(s) of Co-Representative(s)]

By:   . . . . . . . . . . . . . . . . .

On behalf of each of the Underwriters

                                   SCHEDULE I


                                                                                             MAXIMUM NUMBER
                                                                                              OF OPTIONAL
                                                                        NUMBER OF             SHARES WHICH
                                                                       FIRM SHARES               MAY BE
                         UNDERWRITER                                TO BE PURCHASED            PURCHASED
[Name of Representative]  . . . . . . . . . . . . . . . . . .

[Name(s) of Co-Representative(s)] . . . . . . . . . . . . . .

[Names of other Underwriters] . . . . . . . . . . . . . . . .


                                                                    ---------------          ---------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                    ===============          ===============

                                  SCHEDULE II

Title of Designated Shares:

Number of Designated Shares:
    Number of Firm Shares:
    Maximum Number of Optional Shares:

Dividend Payments:  Monthly on the last calendar day of the month, commencing
..............., 19..., at an annual rate of .....% of the liquidation preference per share

Liquidation Preference:  $........ per share, plus accumulated and unpaid dividends to the date of payment

Conversion Provisions:

Exchange Provisions:

Redemption Provisions:

Initial Offering Price to Public:  $........ per share

Purchase Price by Underwriters:  $........ per share

Underwriters' Compensation:  $........ per share

Form of Designated Shares:

         Book-entry-only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to each Time of Delivery at the office of DTC.

Specified Funds for Payment of Purchase Price and Underwriters' Compensation:

         [[New York] Clearing House (next day) funds]

Time of Delivery:
........ a.m. (New York City time), ................., 19..

Closing Location:

Names and addresses of Representatives:
    Designated Representatives:
    Address for Notices, etc.:

[Other Terms]:

Title of American General Debt Securities:

Aggregate Principal Amount:

Interest Payments:  Monthly on the last calendar day of the month, commencing
..............., 19..., at an annual rate of .....%

Maturity Date:

Conversion Provisions:

Redemption Provisions:

                                                                        ANNEX II

         Pursuant to subsection 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that they are independent auditors with respect to American General and its subsidiaries as required by the Act and by the published rules and regulations of the Commission thereunder and to the further effect that:

                 (i) In their opinion the financial statements of American General and its subsidiaries audited by them and included or incorporated by reference in the Registration Statement and Prospectus, comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the applicable published rules and regulations thereunder;

                 (ii) On the basis of a reading of the unaudited financial statements and any other unaudited financial statement data included or incorporated by reference in the Registration Statement and Prospectus, a reading of the latest available interim unaudited financial statements of American General and its subsidiaries ("Interim Financials"), if any, a reading of any unaudited pro forma financial statements included or incorporated by reference in the Registration Statement and Prospectus and a reading of the minutes of American General's shareholders' meetings, the meetings of the Board of Directors, the Executive Committee of the Board of Directors, the Audit Committee of the Board of Directors, and the Terms Committee of the Board of Directors since the end of the most recent fiscal year with respect to which an audit report has been issued and inquiries of and discussions with certain officials of American General responsible for accounting and financial matters with respect to the unaudited financial statements and any other unaudited financial statement data included or incorporated by reference in the Registration Statement and Prospectus, any Interim Financials, and any unaudited pro forma financial statements included or incorporated by reference in the Registration Statement and Prospectus, and as to whether (1) as of a specified date not more than five days prior to the date of the letter, there was any change in the consolidated capital stock (other than issuances of capital stock upon the exercise of options or for purposes of employee compensation plans, upon earn-outs of performance shares, upon conversions of convertible securities and upon the exercise of put options, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in consolidated long-term debt of American General and its subsidiaries (except for increases due to accretion of discount on original issue discount securities, if any) or any decrease in the consolidated net assets of American General and its subsidiaries (before considering the effect of unrealized gains and losses on debt and equity securities classified as "available-for-sale" under Statement of Financial Accounting Standards
         (SFAS) No. 115) as compared with the amounts shown on the most recent consolidated balance sheet of American General and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus (the "Recent Balance Sheet") or (2) during the period, if any, from the date of the Recent Balance Sheet to the date of the most recent balance sheet included in the Interim Financials (the "Interim Period") there was any decrease, as compared with the corresponding period in the preceding year, in consolidated total revenues or in consolidated net income of American General and its subsidiaries, or (3) during the period from the date of the Interim Financials or, if there are no Interim Financials, from the date of the Recent Balance Sheet to a specified date not more than five days prior to the date of the letter there was any decrease, as compared with the corresponding period in the preceding year, in consolidated total revenues or in consolidated net income of American General and its subsidiaries, which reading, inquiries and discussions would not necessarily reveal changes in the financial position or results of operations or inconsistencies in the application of generally accepted accounting principles or other matters of significance with respect to the following, nothing has come to their attention which would lead them to believe that (A) the unaudited financial statements of American General and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder or that those unaudited financial statements were not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference therein, (B) the Interim Financials, if any, were not determined on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement and Prospectus, (C) any other unaudited financial statement data included or incorporated by reference in the Registration Statement and Prospectus do not agree with the corresponding items in the unaudited financial statements from which such data were derived or any such unaudited financial statement data were not determined on a basis substantially consistent with the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement and Prospectus, (D) any unaudited pro forma financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements, (E)(1) as of the date of the Interim Financials, if any, and as of a specified date not more than five days prior to the date of the letter, there was any change in the consolidated capital stock (other than issuances of capital stock upon the exercise of options or for purposes of employee compensation plans, upon earn-outs of performance shares, upon conversions of convertible securities and upon the exercise of put options, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in consolidated long-term debt of American General and its subsidiaries (except for increases due to accretion of discount on original issue discount securities, if any) or any decrease in the consolidated net assets of American General and its subsidiaries (before considering the effect of unrealized gains and losses on debt and equity securities classified as "available-for-sale" under Statement of Financial Accounting Standards
         (SFAS) No. 115) as compared with the amounts shown on the Recent Balance Sheet or (2) during any Interim Period, there was any decrease, as compared with the corresponding period in the preceding year, in consolidated total revenues or in consolidated net income of American General and its subsidiaries, or (3) during the period from the date of the Interim Financials or, if there are no Interim Financials, from the date of the Recent Balance Sheet to a specified date not more than five days prior to the date of the letter there was any decrease, as compared with the corresponding period in the preceding year, in consolidated total revenues or in consolidated net income of American General and its subsidiaries except in each such case for (1), (2) and (3) as set forth in or contemplated by the Registration Statement and Prospectus or except for such exceptions as may be enumerated in such letter; and

                 (iii) In addition to the limited procedures referred to in clause (ii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are derived from the general financial and accounting records of American General and its subsidiaries, which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by the Representatives and have compared such amounts, percentages and financial information with the financial and accounting records of American General and its subsidiaries and have found them to be in agreement.